Exhibit 99.2


                      ENDO PHARMACEUTICALS HOLDINGS INC.
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                               KELSO CONFERENCE
                                  MARCH 2001






FORWARD-LOOKING STATEMENTS
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        This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Statements that are not historical facts, including statements which are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects" or similar expressions and statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: market acceptance of the Company's products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the Company's product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre-clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of new products; the difficulty of predicting FDA approvals; risks with respect to technology and product development; the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended. Readers should evaluate any statement in light of these important factors.




HISTORY
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0   AUGUST 1997:  ENDO PHARMACEUTICALS INC. IS FORMED AS A RESULT OF A
    MANAGEMENT BUYOUT FROM THE DUPONT MERCK PHARMACEUTICAL CO.

0 JULY 2000: ENDO PHARMACEUTICALS ACQUIRES ALGOS PHARMACEUTICAL CORPORATION VIA A MERGER AND BEGINS TO TRADE PUBLICLY (NASDAQ: ENDP, ENDPW)






VISION
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0   ENDO PHARMACEUTICALS WILL BECOME THE PREMIER PAIN MANAGEMENT COMPANY






AGGRESSIVE PAIN FOCUS
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0   PAIN MANAGEMENT REPRESENTS A TREMENDOUS GROWTH AREA:

    -  GROWING AT A COMPOUNDED GROWTH RATE OF >10% ANNUALLY

    -  PAIN COMMUNITY IS EXTREMELY AGGRESSIVE

    -  PRESCRIBING PHYSICIAN BASE HIGHLY CONCENTRATED

    -  POPULATION AGING






KEY DRIVERS OF MARKET GROWTH
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0   DEMOGRAPHICS

0   INCREASE IN NUMBER OF SURGICAL PROCEDURES

0   CHANGING ATTITUDES TOWARD PAIN MANAGEMENT

0   INTRODUCTIONS OF NEW FORMS OF PAIN MEDICATIONS






WHAT HAVE WE DONE
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0   ESTABLISHED ENDO AS A NEW PAIN FOCUSED PHARMACEUTICAL COMPANY

0   BUILT A LEAN 140 PERSON ORGANIZATION WITH A FLEXIBLE COST STRUCTURE

0   LEVERAGED OUR BRAND EQUITY TO GAIN RECOGNITION AMONGST THE PAIN COMMUNITY

0 PARTNERED WITH A CONTRACT SALES ORGANIZATION TO ESTABLISH A DEDICATED COMMUNITY BASED AND A SPECIALIST SALES FORCE






WHAT HAVE WE DONE
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0   GAINED TREMENDOUS CREDIBILITY IN THE MARKET

0   SUCCESSFULLY EXECUTED OUR NEAR-TERM R&D STRATEGY

0   MERGED ENDO WITH A PATENT-PROTECTED TECHNOLOGY COMPANY

0   DEVELOPED A ROBUST AND FOCUSED PIPELINE TO CREATE LONG-TERM VALUE






BROAD AND DEEP PAIN PORTFOLIO
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
                 MODERATE           MODERATELY SEVERE            SEVERE      >

EXISTING BRANDS:    NUBAIN(R)      PERCOCET(R) 5.0, PERCODAN(R), PERCOLONE(R)   NUMORPHAN(R)

EXISTING GENERICS:                           ENDOCET(R), ENDODAN(R)             HYDROMORPHONE

NEW BRANDS:         LIDODERM(R)    PERCOCET(R) 2.5     PERCOCET(R) 7.5     PERCOCET(R) 10.0

                                     ZYDONE(R) 5.0, ZYDONE(R) 7.5, ZYDONE(R) 10.0

NEW GENERICS:                                                                   MORPHINE ER

PIPELINE BRANDS:         HYDROCODEX(TM)           OXYCODEX(TM)             MORPHIDEX(R)

                    EN3215    EN3233         PERCOCET(R)-DEX          OXYMORPHONE IR AND CR

PIPELINE GENERICS:                                                         OXYCODONE ER






                              SUMMARY RESULTS
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                    PRODUCT OVERVIEW AND FUTURE MILESTONES






BRAND FOCUS
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     1999 NET SALES = $138.5                 2000 NET SALES = $197.4

Pie Chart Reflecting Data Below         Pie Chart Reflecting Data Below

     BRANDS - 68% - $93.7                    BRANDS - 76% - $150.3

     GENERICS - 32% - $44.8                  GENERICS - 24% - $47.1

NOTE:  $ IN MILLIONS






PAIN MANAGEMENT FOCUS
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     1999 NET SALES = $138.5                 2000 NET SALES = $197.4

 Pie Chart Reflecting Data Below          Pie Chart Reflecting Data Below

     PAIN - 74% - $103.1                    PAIN - 87% - $172.7

     OTHER - 26% - $35.4                    OTHER - 13% - $24.7

NOTE:  $ IN MILLIONS







PERCOCET(R)
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                             SALES PERFORMANCE


                     Bar Graph Illustrating Data Below

                      1998     $44.6 ($ in Millions)
                      1999     $51.5 ($ in Millions)
                      2000     $92.4 ($ in Millions)



                            PRODUCT MILESTONES

0   REMAINS THE "GOLD STANDARD"

0 LAUNCHED PERCOCET(R) 2.5/325, PERCOCET(R) 7.5/500 AND PERCOCET(R) 10.0/650 IN NOVEMBER 1999

0   FAVORABLE ACCEPTANCE OF NEW STRENGTHS

    0    PERCOCET(R) BRAND SHARE GREW FROM 9.6% IN 1999 TO 17.7% AT THE END OF
         2000

0   JANUARY 2001, GENERICS ANNOUNCED ON PERCOCET(R) 7.5/500 AND PERCOCET(R)
    10.0/650






LIDODERM(R)
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                             SALES PERFORMANCE

                     Bar Graph Illustrating Data Below

                      1998     $ 0.0 ($ in Millions)
                      1999     $ 5.7 ($ in Millions)
                      2000     $22.5 ($ in Millions)


                            PRODUCT MILESTONES

0   LAUNCHED SEPTEMBER 1999

0   ORPHAN DRUG STATUS THROUGH MARCH 19, 2006

0   ONLY APPROVED PRODUCT FOR POST HERPETIC NEURALGIA (UNMET MEDICAL NEED)






MORPHIDEX(R)
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                            PRODUCT MILESTONES

0   "NOT APPROVABLE" LETTER IN AUGUST 1999

0   ENDO MET WITH THE FDA IN SEPTEMBER 2000 (POST-MERGER)

0   PATH FORWARD DETERMINED

0   EXPECT TO FILE AMENDMENT/SUPPLEMENT BEFORE THE BEGINNING OF 2002.






NET SALES
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                     Bar Graph Illustrating Data Below

                                      1998      1999      2000
                                     ------    ------    ------
             Generics                34.985    58.39      47.1
             Other Brands            28.829    23.856     35.278
             Percocet(R)             44.556    47.195     41.164
             Percocet(R) Variants     0         4.318     51.202
             Lidoderm(R)              0         5.695     22.539

                              ($ in Millions)

                  Graph Displays Growth From New Products






GROSS PROFIT
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                     Bar Graph Illustrating Data Below


                                  1998     1999     2000
                                  ----     ----     ----
                Gross Profit      53.6     80.3     134.4

                              ($ in Millions)

                          Graph Shows 67% Increase






GROSS PROFIT %
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                     Bar Graph Illustrating Data Below

                                  1998     1999     2000
                                  ----     ----     ----
                   Gross Profit    49%      58%     68%

                              (% of Net Sales)






CASH GROSS PROFIT
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                     Bar Graph Illustrating Data Below

                                    1998     1999     2000
                                    ----     ----     ----
              Cash Gross Profit     $72.2    $99.5    $153.1

                              ($ in Millions)

                          Graph Shows 54% Increase







CASH GROSS PROFIT %
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                     Bar Graph Illustrating Data Below

                                     1998     1999     2000
                                     ----     ----     ----
              Cash Gross Profit %     67%      72%      78%

                              (% of Net Sales)







PRO FORMA SG&A
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                     Bar Graph Illustrating Data Below

                                      1999     2000
                                      ----     ----
                     Pro Forma SG&A   $53.0   $59.7

                              ($ in Millions)

                          Graph Shows 13% Increase






PRO FORMA R&D
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                     Bar Graph Illustrating Data Below

                                       1999     2000
                                       ----     ----
                      Pro Forma R&D   $18.9    $31.3

                              ($ in Millions)

                          Graph Shows 66% Increase







PRO FORMA CONSOLIDATED EBITDA*
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                     Bar Graph Illustrating Data Below

                                       1999     2000
                                       ----     ----
   Pro Forma Consolidated EBITDA      $26.1    $60.9

                               ($ in Millions)

                         Graph Shows 133% Increase

     * Consolidated EBITDA as defined in the Company's Credit Facility






PRODUCT OVERVIEW
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     INVESTMENT STRATEGY                  FUTURE MILESTONES

0   DEVELOP NEW ENTRIES TO CHRONIC        0   DEVELOP AND LAUNCH OXYMORPHONE
    SEVERE PAIN MARKET                        IR AND CR

0   DEVELOP PATENT-PROTECTED NEW          0   DEVELOP AND LAUNCH DEX PLATFORM
    OPIOIDS                                   PRODUCTS ACQUIRED AS A RESULT
                                              OF THE MERGER WITH ALGOS

                                              0   MORPHIDEX(R) CURRENTLY ON
                                                  FILE WITH THE FDA






SUMMARY
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0   VISION:  ENDO PHARMACEUTICALS WILL BECOME THE PREMIER PAIN MANAGEMENT
    COMPANY

0   ACCOMPLISHED TO DATE:

    -  LAUNCHED NEW STRENGTHS OF PERCOCET(R)

    -  LAUNCHED LIDODERM(R) FOR UNMET MEDICAL NEED

    -  PROGRESSED R&D PIPELINE

    -  ENHANCED R&D PIPELINE THROUGH MERGER WITH ALGOS

0   FUTURE MILESTONES:

    -  DRIVE SALES OF EXISTING PRODUCTS

    -  INVEST IN AND PROGRESS R&D PIPELINE






                     ENDO PHARMACEUTICALS HOLDINGS INC.
==============================================================================
                              KELSO CONFERENCE
                                 MARCH 2001